Exhibit 99.3

               Form 3 Continuation Sheet - Joint Filer Information
               ---------------------------------------------------

This Statement on Form 3 is filed by Apollo Management V, L.P., YBR Holdings,
LLC, YBR Netherlands I, L.P., YBR Netherlands II, L.P., Apollo Investment Fund
V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A),
L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG and
Apollo Advisors V, L.P. The principal business address of each of the Reporting
Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management V, L.P.
Date of Event Requiring Statement:  December 11, 2003
Issuer Name and Ticker or Trading Symbol:  Compass Minerals International, Inc.
  (CMP)

                                      YBR HOLDINGS, LLC

                                      BY: APOLLO MANAGEMENT V, L.P.
                                          as Manager

                                          By: AIF V MANAGEMENT, INC.
                                              Its General Partner

                                                     By: /s/ Scott M. Kleinman
                                                         -----------------------
                                                         Scott M. Kleinman
                                                         Vice President

                                      YBR NETHERLANDS I, L.P.

                                      BY: YBR HOLDINGS, LLC
                                          Its General Partner

                                          By: APOLLO MANAGEMENT V, L.P.
                                              as Manager

                                          By: AIF V MANAGEMENT, INC.
                                              Its General Partner

                                                     By: /s/ Scott M. Kleinman
                                                         -----------------------
                                                         Scott M. Kleinman
                                                         Vice President

                                      YBR NETHERLANDS II, L.P.

                                      BY: YBR HOLDINGS, LLC
                                          Its General Partner

                                          By: APOLLO MANAGEMENT V, L.P.
                                              as Manager

                                          By: AIF V MANAGEMENT, INC.
                                              Its General Partner

                                                     By: /s/ Scott M. Kleinman
                                                         -----------------------
                                                         Scott M. Kleinman
                                                         Vice President

                                      APOLLO INVESTMENT FUND V, L.P.

                                      By: APOLLO ADVISORS V, L.P.
                                          Its General Partner

                                          By: APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Patricia M. Navis
                                                  ------------------------------
                                                  Patricia M. Navis
                                                  Vice President

                                      APOLLO OVERSEAS PARTNERS V, L.P.

                                      By: APOLLO ADVISORS V, L.P.
                                          Its General Partner

                                          By: APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Patricia M. Navis
                                                  ------------------------------
                                                  Patricia M. Navis
                                                  Vice President

                                      APOLLO NETHERLANDS PARTNERS V (A), L.P.

                                      By: APOLLO ADVISORS V, L.P.
                                          Its General Partner

                                          By: APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Patricia M. Navis
                                                  ------------------------------
                                                  Patricia M. Navis
                                                  Vice President

                                      APOLLO NETHERLANDS PARTNERS V (B), L.P.

                                      By: APOLLO ADVISORS V, L.P.
                                          Its General Partner

                                          By: APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Patricia M. Navis
                                                  ------------------------------
                                                  Patricia M. Navis
                                                  Vice President

                                      APOLLO GERMAN PARTNERS V GmbH & CO. KG

                                      By: APOLLO ADVISORS V, L.P.
                                          Its General Partner

                                          By: APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Patricia M. Navis
                                                  ------------------------------
                                                  Patricia M. Navis
                                                  Vice President

                                      APOLLO MANAGEMENT V, L.P.

                                      By: AIF V MANAGEMENT, INC.
                                          Its General Partner

                                                By: /s/ Patricia M. Navis
                                                    ----------------------------
                                                    Patricia M. Navis
                                                    Vice President

                                      APOLLO ADVISORS V, L.P.

                                      By: APOLLO CAPITAL MANAGEMENT V, INC.
                                          Its General Partner

                                          By: /s/ Patricia M. Navis
                                              ----------------------------------
                                              Patricia M. Navis
                                              Vice President